UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2007

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA	19034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2007, Kulicke and Soffa Industries, Inc. (the “Company”) granted performance share awards under the Kulicke and Soffa Industries, Inc. 2006 Equity Plan (the “Plan”), and stock options under the 1998 Key Employee Stock Option Plan, to certain of its employees, including the following executive officers in the amounts indicated below.

Officers	Stock Options	Performance Shares
C. Scott Kulicke	28,000	74,000
Jagdish G. Belani	15,180	45,600
Maurice E. Carson	18,000	54,000
Bruce Griffing	7,300	21,000
Christian Rheault	18,000	54,000
Charles J. Salmons	15,180	45,600

The stock options were issued with an exercise price of $8.74 (reflecting the October 2, 2007 NASDAQ closing price) with one third of such options becoming exercisable on each anniversary of the date of the grant, and were made pursuant to the form of Stock Option Award Letter set forth as Exhibit 99.1 hereto. The form of Performance Share Award Agreement pursuant to which the performance share awards were made is set forth as Exhibit 99.2 hereto.

The Management Development and Compensation Committee of the Company’s Board of Directors (the “Committee”) administers the Plan. Receipt of performance shares is tied to return on invested capital and revenue growth, measured over a three-year performance period.

The foregoing summary of the Plan is qualified in its entirety by reference to the actual terms of the Plan, included as Exhibit 10.1 hereto. For additional information regarding the Plan, refer to “Compensation of Executive Officers” in the Company’s 2007 Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on January 4, 2007, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Kulicke and Soffa Industries, Inc. 2006 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 14, 2006).

99.1	Form of Stock Option Award Letter (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2006).

99.2	Form of Performance Share Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 9, 2007

KULICKE AND SOFFA INDUSTRIES, INC.

By:	/s/ Maurice E. Carson
Name:	Maurice E. Carson
Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Kulicke and Soffa Industries, Inc. 2006 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 14, 2006).

99.1	Form of Stock Option Award Letter (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2006).

99.2	Form of Performance Share Award Agreement.